Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Costco Wholesale Corporation (the Company) on Form 10-Q for the quarter ended May 11, 2025, as filed with the Securities and Exchange Commission (the Report), I, Ron M. Vachris, Chief Executive Officer, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RON M. VACHRIS	Date: June 4, 2025
Ron M. Vachris
Chief Executive Officer, President and Director
A signed original of this written statement has been provided to and will be retained by Costco Wholesale Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Costco Wholesale Corporation (the Company) on Form 10-Q for the quarter ended May 11, 2025, as filed with the Securities and Exchange Commission (the Report), I, Gary Millerchip, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY MILLERCHIP	Date: June 4, 2025
Gary Millerchip
Executive Vice President and Chief Financial Officer
A signed original of this written statement has been provided to and will be retained by Costco Wholesale Corporation and furnished to the Securities and Exchange Commission or its staff upon request.